SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2014

Newmont Mining Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-31240	84-1611629
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6363 South Fiddlers Green Circle

Greenwood Village, Colorado 80111

(Address of principal executive offices) (zip code)

(303) 863-7414

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.	OTHER EVENTS.

On September 22, 2014, PT Newmont Nusa Tenggara (“PTNNT”), a subsidiary of Newmont Mining Corporation (“Newmont”) operating the Batu Hijau mine in Indonesia, issued a news release reporting that PTNNT has received its six-month export permit and anticipates copper concentrate shipments to resume this week. Ramp up operations have been underway since early September, following signing of a Memorandum of Understanding with the Government of Indonesia, and planned milling and mining levels are expected to be achieved during October. Employees and contractors necessary to maintain normal operations are being recalled in stages and will go through refresher safety training and reintegrated into their roles over the next six to eight weeks.

In connection with this development, Newmont has updated its 2014-2016 Outlook, as of September 23, 2014, which is available on Newmont’s website under the “Investor Relations – Financial Information – Investor Briefcase” section at http://www.newmont.com/our-investors/financial-reporting. Investors are encouraged to refer to Newmont’s website.

The information contained in this Current Report and on Newmont’s website shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information presented on Newmont’s website shall not be incorporated by reference into this Current Report, any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise stated in such filing.

Cautionary statement: This Current Report may contain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, that are intended to be covered by the safe harbor created by such sections. Such forward-looking statements may include expectations with respect to ramp-up activities, expected milling and mining levels and financial outlook. Where Newmont expresses or implies an expectation or belief as to future events or results, such expectation or belief is expressed in good faith and believed to have a reasonable basis. However, forward-looking statements are subject to risks, uncertainties and other factors. As such, actual outcomes may differ materially from those anticipated by the forward-looking statements. For a discussion of risks, see the Risk Factors section in Newmont’s 2013 Annual Report on Form 10-K, which is on file with the U.S. Securities and Exchange Commission (“SEC”) at www.sec.gov, as well as Newmont’s other recent SEC filings. Newmont does not undertake any obligation to publicly issue revisions to any “forward-looking statement,” to reflect events or circumstances after the date hereof, or to reflect the occurrence of unanticipated events, except as may be required under applicable securities laws.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Laurie Brlas
Name:	Laurie Brlas
Title:	Executive Vice President and Chief Financial Officer

Dated: September 23, 2014

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